Supplement to the
Fidelity® Sustainable U.S. Equity ETF
November 29, 2024
Summary Prospectus

Effective June 13, 2025, Nidhi Gupta no longer serves as Lead Portfolio Manager of the fund.
Effective June 13, 2025, Michael Robertson no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Michael Kim (Co-Portfolio Manager) has managed the fund since 2025.
Preeti Sayana (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
The fund is jointly and primarily managed by the team of Nicole Connolly (Co-Lead Portfolio Manager), Nidhi Gupta (Co-Lead Portfolio Manager), and Michael Robertson (Co-Portfolio Manager), each of whom has managed the fund since 2021 (Ms. Gupta since 2024).
Ms. Connolly and Ms. Gupta develop the investment strategy for the fund in conjunction with Mr. Robertson. Ms. Connolly and Ms. Gupta are not responsible for the operational implementation of the strategy. Mr. Robertson is responsible for the operational implementation of the strategy.
It is expected that Ms. Connolly will retire on or about December 31, 2024. At that time, she will no longer serve as Co-Lead Portfolio Manager of Fidelity® Sustainable U.S. Equity ETF and Ms. Gupta will assume sole Lead Portfolio Manager responsibilities.
SUE-SUSTK-0625-103 1.9905036.103	June 13, 2025